UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

CLECO CORPORATION
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2030 Donahue Ferry Road
Pineville, Louisiana	71360-5226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

Item 1.02                      Termination of a Material Definitive Agreement.

and

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Cleco Corporation

On November 23, 2010, Cleco Corporation (“Cleco”) entered into a new four-year revolving credit facility totaling $200 million with Credit Agricole Corporate and Investment Bank and KeyBank National Association, as syndication agents, Deutsche Bank AG New York Branch and U.S. Bank National Association, as documentation agents, JPMorgan Chase Bank, N.A., as administrative agent, and JP Morgan Securities LLC, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as co-lead arrangers and book runner, and other lenders named therein.  The new Cleco facility matures November 23, 2014 and provides for working capital and other needs.

The $200 million commitment under the facility includes up to $200 million in letters of credit, which are issuable subject to specified terms and conditions. As of November 23, 2010, $200 million was available for borrowing under the facility.

Borrowings under the new Cleco facility are classified as “ABR Loans” or “Eurodollar Loans,” distinguishable by the applicable interest rate.  Cleco may request either type of loan.  Borrowings under the facility may be prepaid at any time and from time to time, but Cleco is required to compensate the lenders for certain losses and expenses attributable to prepayments of Eurodollar Loans prior to the end of the Eurodollar Loan interest period.

ABR Loans bear interest at the “Alternate Base Rate,” plus the “Applicable Margin.”

•
The “Alternate Base Rate” means an annual rate equal to the greatest of (i) the applicable annual rate publicly announced by JPMorgan Chase as its prime commercial lending rate, (ii) the applicable annual rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York (subject to certain exceptions) plus 0.5%, and (iii) the Adjusted LIBO Rate (as defined below) plus 1.0%.

•
The “Applicable Margin” for ABR loans is based on Cleco’s senior debt ratings as determined by Standard & Poor’s and Moody’s ratings services and ranges from 0.550% (ratings of A- or A3, respectively, or higher) to 1.875% (ratings below BB+ and Ba1, respectively).

Eurodollar Loans generally bear interest at the “Adjusted LIBO Rate” plus the “Applicable Margin,” but are subject to alternate rates of interest if the administrative agent or lenders make certain determinations.

•
The “Adjusted LIBO Rate” means an annual rate equal to (i) the LIBO Rate for the applicable period multiplied by (ii) the “Statutory Reserve Rate.”  The “LIBO Rate” generally means the rate appearing on the Dow Jones Market Service Page 3750 as the rate for dollar deposits with a maturity comparable to the applicable interest period.  The “Statutory Reserve Rate” means a fraction, the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages, if any, established by the Federal Reserve board to which certain member banks are subject for eurocurrency funding.

•
The “Applicable Margin” for Eurodollar loans is based on Cleco’s senior debt ratings as determined by Standard & Poor’s and Moody’s ratings services and ranges from 1.550% (ratings of A- or A3, respectively, or higher) to 2.875% (ratings below BB+ and Ba1, respectively).

Facility fees accrue on the lenders’ commitments and are based on Cleco’s senior debt ratings as determined by Standard & Poor’s and Moody’s.  The fees range from 0.2% (ratings of A- or A3, respectively, or higher) to 0.625% (ratings below BB+ and Ba1, respectively).

The new Cleco facility contains the following covenants:

•	a requirement that Cleco maintain Total Indebtedness equal to or less than 65% of Total Capitalization (as defined in the facility) as of the end of each fiscal quarter or fiscal year end;

•
a prohibition against incurring Indebtedness (as defined in the facility) other than under the facility, subject to the following permitted exceptions: (i) guarantees of Cleco Power obligations, and (ii) so long as Cleco is in compliance with the covenant set forth in the immediately preceding bullet point, (a) Indebtedness permitted to be secured under certain exceptions to the limitation on liens, (b) other secured Indebtedness or secured guarantees in an aggregate amount not exceeding $100 million and (c) other Indebtedness which is unsecured or is either junior in right of payment or pari passu to, or is equally and ratably secured with, payments and other obligations under the facility;

•	a prohibition against creating liens upon any property, subject to permitted exceptions;

•	restrictions on merging, consolidating or selling assets outside the ordinary course of business;

•
a prohibition against paying dividends, redeeming stock or making payments on subordinated debt, subject to permitted exceptions, including an exception allowing the payment of dividends on, and the repurchase of, common stock and preferred equity;

•	a prohibition against transactions with affiliates, subject to permitted exceptions; and

•	a prohibition against entering into hedge agreements, subject to permitted exceptions.

The new Cleco facility contains customary events of default.  If a default occurs and is continuing, the administrative agent or lenders having outstanding loans representing more than 50% of the commitments under the facility may immediately terminate all the lenders’ commitments and declare outstanding amounts to be immediately due and payable.  If certain bankruptcy events of default occur, such termination and acceleration of Cleco’s obligations are automatic.

The new Cleco facility replaces Cleco’s previous credit facility dated as of June 2, 2006, among the Borrower, the lenders party thereto, JPMorgan Chase Bank, N.A. and WestLB AG, New York Branch, as syndication agents, Keybank National Association, Union Bank of California, N.A., Caylon, New York Branch and CoBank, ACB, as documentation agents, and The Bank of New York Mellon (formerly known as The Bank of New York), as administrative agent thereunder.  The previous Cleco credit facility was a $200 million, five-year facility that would have matured in June 2011.  Cleco did not incur any prepayment penalties as a result of the early termination of its prior credit facility.

Credit Agricole Corporate and Investment Bank, KeyBank National Association, Deutsche Bank AG New York Branch, U.S. Bank National Association, JPMorgan Chase Bank, N.A., or their affiliates, have in the past performed, and in the future may from time to time perform, investment banking, advisory, trustee, general financial and commercial services for Cleco or its affiliates for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

The foregoing summary is qualified in its entirety by reference to the complete text of the Cleco Credit Agreement, which is attached as Exhibit 10.1 to this report and is incorporated by reference herein.

Cleco Power LLC

On November 23, 2010, Cleco Power LLC, a wholly owned subsidiary of Cleco (“Cleco Power”), entered into a new four-year revolving credit facility totaling $300 million with Credit Agricole Corporate and Investment Bank and KeyBank National Association, as syndication agents, Deutsche Bank AG New York Branch and U.S. Bank National Association, as documentation agents, JPMorgan Chase Bank, N.A., as administrative agent, and JP Morgan Securities LLC, Credit Agricole Corporate and Investment Bank and KeyBank National

Association, as co-lead arrangers and book runner, and other lenders named therein.  The new Cleco Power facility matures November 23, 2014 and provides for working capital and other needs.

The $300 million commitment under the facility includes up to $300 million in letters of credit, which are issuable subject to specified terms and conditions.  As of November 23, 2010, $300 million was available for borrowing under the facility.

Borrowings under the new facility are classified as “ABR Loans” or “Eurodollar Loans,” distinguishable by the applicable interest rate.  Cleco Power may request either type of loan.  Borrowings under the facility may be prepaid at any time and from time to time, but Cleco Power is required to compensate the lenders for certain losses and expenses attributable to prepayments of Eurodollar Loans prior to the end of the Eurodollar Loan interest period.

ABR Loans bear interest at the “Alternate Base Rate,” plus the “Applicable Margin.”

•
The “Alternate Base Rate” means an annual rate equal to the greatest of (i) the applicable annual rate publicly announced by JPMorgan Chase as its prime commercial lending rate, (ii) the applicable annual rate equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York (subject to certain exceptions) plus 0.5%, and (iii) the Adjusted LIBO Rate (as defined below) plus 1.0%.

•
The “Applicable Margin” for ABR loans is based on Cleco Power’s senior debt ratings as determined by Standard & Poor’s and Moody’s ratings services and ranges from 0.550% (ratings of A- or A3, respectively, or higher) to 1.875% (ratings below BB+ and Ba1, respectively).

Eurodollar Loans generally bear interest at the “Adjusted LIBO Rate” plus the “Applicable Margin,” but are subject to alternate rates of interest if the administrative agent or lenders make certain determinations.

•
The “Adjusted LIBO Rate” means an annual rate equal to (i) the LIBO Rate for the applicable period multiplied by (ii) the “Statutory Reserve Rate.”  The “LIBO Rate” generally means the rate appearing on the Dow Jones Market Service Page 3750 as the rate for dollar deposits with a maturity comparable to the applicable interest period.  The “Statutory Reserve Rate” means a fraction, the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages, if any, established by the Federal Reserve board to which certain member banks are subject for eurocurrency funding.

•	The “Applicable Margin” is based on Cleco Power’s senior debt ratings as determined by Standard & Poor’s and Moody’s ratings services and ranges from

0.1.550% (ratings of A- or A3, respectively, or higher) to 2.875% (ratings below BB+ and Ba1, respectively).

    Facility fees accrue on the lenders’ commitments and are based on Cleco Power’s senior debt ratings as determined by Standard & Poor’s and Moody’s.  The fees range from 0.2% (ratings of A- or A3, respectively, or higher) to 0.625% (ratings below BB+ and Ba1, respectively).

The new Cleco Power facility contains the following covenants:

•	a requirement that Cleco Power maintain Total Indebtedness equal to or less than 65% of Total Capitalization (as defined in the facility) as of the end of each fiscal quarter or fiscal year end;

•	a prohibition against creating liens upon any property, subject to permitted exceptions; and

•	restrictions on merging, consolidating or selling assets outside the ordinary course of business.

The new Cleco Power facility contains customary events of default.  If a default occurs and is continuing, the administrative agent or lenders having outstanding loans representing more than 50% of the commitments under the facility may immediately terminate all of the lenders’ commitments and declare outstanding amounts to be immediately due and payable.  If certain bankruptcy events of default occur, such termination and acceleration of Cleco Power’s obligations are automatic.

The new Cleco Power facility replaces Cleco Power’s previous credit facility dated as of June 2, 2006, among Cleco Power, the lenders party thereto, JPMorgan Chase Bank, N.A. and WestLB AG, New York Branch, as syndication agents, Keybank National Association, Union Bank of California, N.A., Caylon, New York Branch and CoBank, ACB, as documentation agents, and The Bank of New York Mellon (formerly known as The Bank of New York), as administrative agent thereunder.  The previous Cleco Power credit facility was a $275 million, five-year facility that would have matured in June 2011.  Cleco Power did not incur any prepayment penalties as a result of the early termination of its prior credit facility.

Credit Agricole Corporate and Investment Bank, KeyBank National Association, Deutsche Bank AG New York Branch, U.S. Bank National Association, JPMorgan Chase Bank, N.A., or their affiliates, have in the past performed, and in the future may from time to time perform, investment banking, advisory, trustee, general financial and commercial services for Cleco Power or its affiliates for which they have in the past received, and may in the future receive, customary fees and reimbursement of expenses.

The foregoing summary is qualified in its entirety by reference to the complete text of the Cleco Power Credit Agreement, which is attached as Exhibit 10.2 to this report and is incorporated by reference herein.

This combined Form 8-K is separately filed by Cleco Corporation and Cleco Power.  Information in this filing relating to Cleco Power is filed by Cleco Corporation and separately by Cleco Power on its own behalf.  Cleco Power makes no representation as to information relating to Cleco Corporation (except as it may relate to Cleco Power) or any other affiliate or subsidiary of Cleco Corporation.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

10.1
Credit Agreement dated as of November 23, 2010, by and among Cleco Corporation, the lenders party thereto, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as syndication agents, JPMorgan Securities LLC, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as co-lead arrangers and book runner, Deutsche Bank AG New York Branch and U.S. Bank National Association, as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Credit Agreement dated as of November 23, 2010, by and among Cleco Power LLC, the lenders party thereto, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as syndication agents, JPMorgan Securities LLC, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as co-lead arrangers and book runner, Deutsche Bank AG New York Branch and U.S. Bank National Association, as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 CLECO CORPORATION

Date: November 30, 2010                                                                                  By:  /s/  R. Russell Davis
                 R. Russell Davis
                 Vice President of Investor Relations
                 and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 CLECO POWER LLC

Date: November 30, 2010                                                                                  By:  /s/  R. Russell Davis
                 R. Russell Davis
                 Vice President of Investor Relations
                 and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1 10.2

Credit Agreement dated as of November 23, 2010, by and among Cleco Corporation, the lenders party thereto, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as syndication agents, JPMorgan Securities LLC, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as co-lead arrangers and book runner, Deutsche Bank AG New York Branch and U.S. Bank National Association, as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.

Credit Agreement dated as of November 23, 2010, by and among Cleco Power LLC, the lenders party thereto, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as syndication agents, JPMorgan Securities LLC, Credit Agricole Corporate and Investment Bank and KeyBank National Association, as co-lead arrangers and book runner, Deutsche Bank AG New York Branch and U.S. Bank National Association, as documentation agents, and JPMorgan Chase Bank, N.A., as administrative agent.